 1933 Act File No. 33-6901 1940 Act File No. 811-4743 SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 Form N-1A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X Pre-Effective Amendment No. Post-Effective Amendment No. 32 X and/or REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X Amendment No. 29 X FEDERATED EQUITY INCOME FUND, INC. (Exact Name of Registrant as Specified in Charter) Federated Investors Funds 5800 Corporate Drive Pittsburgh, Pennsylvania 15237-7000 (Address of Principal Executive Offices) (412) 288-1900 (Registrant's Telephone Number) John W. McGonigle, Esquire Federated Investors Tower 1001 Liberty Avenue Pittsburgh, Pennsylvania 15222-3779 (Name and Address of Agent for Service) (Notices should be sent to the Agent for Service) It is proposed that this filing will become effective: _X_ immediately upon filing pursuant to paragraph (b) ___ on ____________ pursuant to paragraph (b) ___ 60 days after filing pursuant to paragraph (a) (i) ___ on pursuant to paragraph (a)(i) ___ 75 days after filing pursuant to paragraph (a) (ii) ___ on ____________ pursuant to paragraph (a) (ii) of Rule 485. If appropriate, check the following box: ____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment. Copies to: Matthew G. Maloney, Esquire Dickstein Shapiro Morin and Oshinsky, LLP 2101 L Street, N.W. Washington, D.C. 20037

Federated Investors
World-Class Investment Manager

Federated Equity Income Fund, Inc.

PROSPECTUS

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May 31, 2003

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CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
CLASS F SHARES

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A mutual fund seeking to provide above average income and capital appreciation by investing primarily in income-producing equity securities.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

CONTENTS

Risk/Return Summary 1

What are the Fund's Fees and Expenses? 4

What are the Fund's Investment Strategies? 5

What are the Principal Securities in Which the Fund Invests? 7

What are the Specific Risks of Investing in the Fund? 9

What Do Shares Cost? 10

How is the Fund Sold? 13

How to Purchase Shares 14

How to Redeem and Exchange Shares 16

Account and Share Information 19

Who Manages the Fund? 20

Financial Information 22

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to provide above average income and capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

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The Fund pursues its investment objective by investing primarily in income-producing equity securities, including securities that are convertible into common stocks. The Fund's investment adviser (Adviser) ordinarily selects securities that have a comparatively low volatility in Share price relative to the overall equity market and which may provide relatively high dividend income, but may also select securities of companies that offer superior growth prospects.

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WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Stock Market Risks. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time.
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  Sector Risks. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.
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  Investment Style Risk. Due to the Fund's value style of investing, the Fund's Share price may lag that of other Funds using a different investment style.
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The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

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The Fund's Class A Shares total return for the three-month period from January 1, 2003 to March 31, 2003 was (6.73)%.

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Within the periods shown in the bar chart, the Fund's Class A Shares highest quarterly return was 16.37% (quarter ended December 31, 1998). Its lowest quarterly return was (14.70)% (quarter ended September 30, 2002).

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Average Annual Total Return Table

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The Average Annual Total Returns for the Fund's Class A, Class B, Class C and Class F Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown for all classes. In addition, Return After Taxes is shown for the Fund's Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Standard & Poor's 500 Index (S&P 500), the Russell 1000 Value Index (RUS1V)1 and the Lipper Equity Income Funds Index (LEIFI), broad-based market indexes. The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The RUS1V measures the performance of the 1,000 largest of the 3,000 largest U.S.-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Lipper figures represent the average of the total returns reported by all mutual funds designated by Lipper, Inc. as falling into the category indicated. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

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(For the periods ended December 31, 2002)

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	1 Year	5 Years	10 Years	Start of Performance[1]
Class A Shares:
Return Before Taxes	(23.65)%	(3.83)%	 6.88%	--
Return After Taxes on Distributions[2]	(24.15)%	(4.88)%	 5.20%	--
Return After Taxes on Distributions and Sale of Fund Shares[2]	(14.50)%	(3.27)%	 5.02%	--
Class B Shares:
Return Before Taxes	(24.22)%	(3.83)%	--	6.03%
Class C Shares:
Return Before Taxes	(20.59)%	(3.48)%	--	6.07%
Class F Shares:
Return Before Taxes	(21.03)%	(3.17)%	--	5.66%
S&P 500	(22.10)%	(0.59)%	 9.34%	--
RUS1V3	(15.52)%	 1.16%	10.80%	--
LEIFI	(16.43)%	(0.17)%	 8.19%	--

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1 The Fund's Class B, Class C and Class F Shares start of performance dates were September 27, 1994, May 3, 1993 and November 12, 1993, respectively.

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2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns for Class B, Class C and Class F Shares will differ from those shown above for Class A Shares. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

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3 The Fund's Adviser has elected to change the benchmark index from the S&P 500 to the RUS1V. The RUS1V is more representative of the securities typically held by the Fund.

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What are the Fund's Fees and Expenses?

FEDERATED EQUITY INCOME FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold the Fund's Class A, Class B, Class C and Class F Shares.

Shareholder Fees	Class A	Class B	Class C	Class F
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	1.00%	1.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	5.50%	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (Before Waiver)[1]
Expenses That are Deducted From Fund Assets (as percentage of average net assets)
Management Fee	0.60%	0.60%	0.60%	0.60%
Distribution (12b-1) Fee[2]	0.50%	0.75%	0.75%	0.25%
Shareholder Services Fee	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.32%	0.32%	0.32%	0.32%
Total Annual Fund Operating Expenses	1.67%	1.92%[3]	1.92%	1.42%

1 Although not contractually obligated to do so, the distributor waived certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended March 31, 2003.

Total Waiver of Fund Expenses	0.50%	0.00%	0.00%	0.00%
Total Actual Annual Fund Operating Expenses (after waiver)	1.17%	1.92%	1.92%	1.42%

2 The Fund's Class A Shares did not pay or accrue the distribution (12b-1) fee during the fiscal year ended March 31, 2003. The Fund's Class A Shares has no present intention of paying or accruing the distribution (12b-1) fee during the fiscal year ending March 31, 2004.

3 After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. Class A Shares pay lower operating expenses than Class B Shares.

EXAMPLE

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This Example is intended to help you compare the cost of investing in the Fund's Class A, Class B, Class C and Class F Shares with the cost of investing in other mutual funds.

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The Example assumes that you invest $10,000 in the Fund's Class A, Class B, Class C and Class F Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund's Class A, B, C and F Shares operating expenses arebefore waiver as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

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Share Class	1 Year	3 Years	5 Years	10 Years
Class A:

Expenses assuming redemption	$710	$1,048	$1,407	$2,418

Expenses assuming no redemption	$710	$1,048	$1,407	$2,418

Class B:

Expenses assuming redemption	$745	$1,003	$1,237	$2,179

Expenses assuming no redemption	$195	 $ 603	$1,037	$2,179

Class C:

Expenses assuming redemption	$393	$ 697	$1,126	$2,321

Expenses assuming no redemption	$293	$ 697	$1,126	$2,321

Class F:

Expenses assuming redemption	$343	$ 645	$ 869	$1,785

Expenses assuming no redemption	$243	$ 545	$ 869	$1,785

What are the Fund's Investment Strategies?

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The Fund pursues its investment objective by investing primarily in income- producing equity securities, including securities that are convertible into common stocks. The Fund's holdings ordinarily will be in large and middle capitalization companies. The Adviser attempts to manage the Fund so that, on average, the Fund's portfolio yield is greater than the yield of the S&P 500. A description of the various types of securities in which the Fund invests, and their risks, immediately follows the strategy discussion.

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Companies with similar characteristics may be grouped together in broad categories called sectors. The Adviser diversifies the Fund's investments, limiting the Fund's risk exposure with respect to individual securities and industry sectors.

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The Adviser performs a technical review of potential issuers, looking at criteria appropriate to the Fund's investment goals. The Adviser examines primarily large and middle capitalization companies, which, in the Adviser's opinion, are trading at a low valuation in relation to their historic and current market prices, and to their expected future price based on projected earnings. In addition, the equity securities held by the Fund will generally have a history and an expectation of paying increasing dividends to shareholders.

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Additionally, the Adviser performs traditional fundamental analysis to select securities that exhibit the most promising long-term value for the Fund's portfolio, as well as securities that exhibit growth characteristics. In selecting securities, the Adviser focuses on the current financial condition of the issuing company, in addition to examining its business and product strength, earnings quality, competitive position, management expertise and sustainability of current growth trends. In addition to these factors, it looks at the issuing company's earnings quality and sustainability of current growth trends. Further, the Adviser considers current economic, financial market, and industry factors, which may affect the issuing company. To determine the timing of purchases of portfolio securities, the Adviser compares the current stock price of an issuer with the Adviser's judgment as to that stock's current and expected value based on projected future earnings. The Adviser sells a portfolio security if it determines that the issuer's prospects have deteriorated, or if it finds an attractive security which the Adviser deems has superior risk and return characteristics to a security held by the Fund.

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The Adviser's process for selecting equity investments attempts to identify mature, high-quality, mid- to large-cap companies with high relative dividend yields that are likely to maintain and increase their dividends. Small, rapidly growing companies typically reinvest their earnings into expansion and therefore do not pay dividends.

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A company's dividend yield is high when it is both higher than the current yield of the stock market and higher than its past dividend yields compared to past stock market yields. By investing in companies with high relative dividend yields, the Adviser seeks to reduce the downside risk and volatility of the Fund's portfolio and to purchase undervalued stocks that may significantly increase in price as the market recognizes the company's true value. Similarly, the Adviser expects to sell stocks when their prices rise and relative dividend yields drop.

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After indentifying candidates through a screening process, the Adviser performs fundamental research and analysis to select stocks. The Adviser's key buy criteria favor companies operating within mature industries, with long operating histories, that are market leaders, with well-known brand names or market franchises, or with above average sales and strong cash flows that have efficient capital allocation processes.

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The Fund purchases convertible preferred stocks and convertible bonds, which have a higher yield than common stocks, in order to increase the Fund's yield and to generally provide a measure of protection against market declines.

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Because the Fund refers to equity income investments in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to invest normally less than 80% of its assets in income producing equity investments.

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TEMPORARY DEFENSIVE INVESTMENTS

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The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

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What are the Principal Securities in Which the Fund Invests?

EQUITY SECURITIES

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Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the principal types of equity securities in which the Fund invests:

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Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

CONVERTIBLE SECURITIES

Convertible securities are convertible preferred stock or convertible bonds that the Fund has the option to exchange for equity securities of the issuer at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its securities.

Convertible preferred stock and convertible bonds pay or accrue interest or dividends at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a convertible bond must repay the principal amount of the bond, normally within a specified time. Convertible preferred stock and convertible bonds provide more income than equity securities.

FIXED INCOME SECURITIES

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time.

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Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

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A security's yield measures the annual income on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

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Lower rated fixed income securities are securities rated below investment grade (i.e., BBB or lower) by a nationally recognized rating service. There is no minimum acceptable rating for a security to be purchased or held by the Fund.

What are the Specific Risks of Investing in the Fund?

STOCK MARKET RISKS

The value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

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RISKS RELATING TO INVESTING FOR VALUE

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Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

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CREDIT RISKS

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

The credit risks of corporate debt securities vary widely among issuers. In addition, the credit risk of an issuer's debt securities may vary based on their priority for repayment. For example, higher-ranking (senior) securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. Typically, both senior and subordinated debt securities have a higher priority than redeemable preferred stock. Some of the fixed income securities in which the Fund may invest will be uncollateralized and subordinated to other debt that a corporation has outstanding.

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SECTOR RISKS

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Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

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What Do Shares Cost?

You can purchase, redeem or exchange Shares any day the New York Stock Exchange (NYSE) is open. When the Fund receives your transaction request in proper form (as described in this prospectus) it is processed at the next calculated net asset value (NAV) plus any applicable front-end sales charge (public offering price). From time to time the Fund may purchase foreign securities that trade in foreign markets on days the NYSE is closed. The value of the Fund's assets may change on days you cannot purchase or redeem Shares. NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund generally values equity securities according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market).

The Fund's current NAV and public offering price may be found in the mutual funds section of certain local newspapers under "Federated."

The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that investment professionals may charge you fees for their services in connection with your Share transactions.

Shares Offered	Minimum Initial/Subsequent Investment Amounts[1]	Maximum Sales Charge
		Front-End Sales Charge[2]	Contingent Deferred Sales Charge[3]
Class A	$1,500/$100	5.50%	0.00%
Class B	$1,500/$100	None	5.50%
Class C	$1,500/$100	1.00%	1.00%
Class F	$1,500/$100	1.00%	1.00%

1 The minimum initial and subsequent investment amounts for retirement plans are $250 and $100, respectively. The minimum subsequent investment amounts for Systematic Investment Programs (SIP) is $50. Investment professionals may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Orders for $250,000 or more will be invested in Class A Shares instead of Class B Shares to maximize your return and minimize the sales charges and marketing fees. Accounts held in the name of an investment professional may be treated differently. After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. This conversion is a non-taxable event.

2 Front-End Sales Charge is expressed as a percentage of public offering price. See "Sales Charge When You Purchase."

3 See "Sales Charge When You Redeem."

SALES CHARGE WHEN YOU PURCHASE

Class A Shares:
Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
Less than $50,000	5.50%	5.82%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million or greater[1]	0.00%	0.00%
Class C Shares:
All Purchases	1.00%	1.01%
Class F Shares:
Less than $1 million	1.00%	1.01%
$1 million or greater	0.00%	0.00%

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1 A contingent deferred sales charge of 0.75% may apply. See "Sales Charge When You Redeem."

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If your investment qualifies for a reduction or elimination of the sales charge as described below, you or your investment professional should notify the Fund's Distributor at the time of purchase. If the Distributor is not notified, you will receive the reduced sales charge only on additional purchases, and not retroactively on previous purchases.

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The sales charge at purchase of Class A Shares and Class F Shares only, may be reduced or eliminated by:

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  purchasing Shares in greater quantities to reduce the applicable sales charge;
  combining concurrent purchases of Shares:
    by you, your spouse, and your children under age 21; or
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    of the same share class of two or more Federated funds (other than money market funds);
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  accumulating purchases (in calculating the sales charge on an additional purchase, include the current value of previous Share purchases still invested in the Fund); or
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  signing a letter of intent to purchase a specific dollar amount of Shares within 13 months (call your investment professional or the Fund for more information).

The sales charge will be eliminated when you purchase Shares:

  within 120 days of redeeming Shares of an equal or greater amount;
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  when the Fund's Distributor does not advance payment to the investment professional for your purchase;
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  by exchanging shares from the same share class of another Federated fund;
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  through wrap accounts or other investment programs where you pay the investment professional directly for services;
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  for trusts or pension or profit-sharing plans where the third-party administrator has an arrangement with the Fund's Distributor or its affiliates to purchase Shares without a sales charge;
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  through investment professionals that receive no portion of the sales charge;
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  as a Federated Life Member (Class A Shares and Class F Shares, only) and their immediate family members; or
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  as a Director or employee of the Fund, the Adviser, the Distributor and their affiliates, and the immediate family members of these individuals.

SALES CHARGE WHEN YOU REDEEM

Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).

Class A Shares: (Purchase amount of $1 million or greater):

A CDSC of 0.75% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

Class B Shares:
Shares Held Up To:		CDSC
1 Year		5.50%
2 Years		4.75%
3 Years		4.00%
4 Years		3.00%
5 Years		2.00%
6 Years		1.00%
7 Years or More		0.00%
Class C Shares:
You will pay a 1% CDSC if you redeem Shares within one year of the purchase date.
Class F Shares:
Purchase Amount	Shares Held	CDSC
Up to $2 million	4 years or less	1.00%
$2 - $5 million	2 years or less	0.50%
$5 million or more	1 year or less	0.25%

If your investment qualifies for a reduction or elimination of the CDSC as described below, you or your investment professional should notify the Distributor at the time of redemption. If the Distributor is not notified, the CDSC will apply.

You will not be charged a CDSC when redeeming Shares:

  purchased with reinvested dividends or capital gains;
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  purchased within 120 days of redeeming Shares of an equal or lesser amount;
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  that you exchanged into the same share class of another Federated fund if the shares were held for the applicable CDSC holding period (other than a money market fund);
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  purchased through investment professionals who did not receive advanced sales payments;
  if, after you purchase Shares, you become disabled as defined by the IRS;
  if the Fund redeems your Shares and closes your account for not meeting the minimum balance requirement;
  if your redemption is a required retirement plan distribution; or
  upon the death of the last surviving shareholder of the account. The beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder of the account.

To keep the sales charge as low as possible, the Fund redeems your Shares in this order:

  Shares that are not subject to a CDSC; and
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  Shares held the longest (to determine the number of years your Shares have been held, include the time you held shares of other Federated funds that have been exchanged for Shares of this Fund).
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The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower.

How is the Fund Sold?

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The Fund offers four Share classes: Class A Shares, Class B Shares, Class C Shares and Class F Shares, each representing interests in a single portfolio of securities.

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The Fund's Distributor, Federated Securities Corp., markets the Shares described in this prospectus to institutions or to individuals, directly or through investment professionals.

When the Distributor receives marketing fees and sales charges, it may pay some or all of them to investment professionals. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

RULE 12B-1 PLAN

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The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees to the Distributor and investment professionals for the sale, distribution and customer servicing of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

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How to Purchase Shares

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You may purchase Shares through an investment professional, directly from the Fund, or through an exchange from another Federated fund. The Fund reserves the right to reject any request to purchase or exchange Shares. Where the Fund offers more than one Share class and you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check) you automatically will receive Class A Shares.

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THROUGH AN INVESTMENT PROFESSIONAL

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  Establish an account with the investment professional; and
  Submit your purchase order to the investment professional before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the investment professional forwards the order to the Fund on the same day and the Fund receives payment within three business days. You will become the owner of Shares and receive dividends when the Fund receives your payment.

Investment professionals should send payments according to the instructions in the sections "By Wire" or "By Check."

DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or Federated Shareholder Services Company, the Fund's transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

State Street Bank and Trust Company

Boston, MA

Dollar Amount of Wire

ABA Number 011000028

Attention: EDGEWIRE

Wire Order Number, Dealer Number or Group Number

Nominee/Institution Name

Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and mail it to:

Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, mail it to:

Federated Shareholder Services Company
1099 Hingham Street
Rockland, MA 02370-3317

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.

THROUGH AN EXCHANGE

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You may purchase Shares through an exchange from the same Share class of another Federated fund. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have identical registrations.

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BY SYSTEMATIC INVESTMENT PROGRAM

Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your investment professional.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

RETIREMENT INVESTMENTS

You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your investment professional or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

How to Redeem and Exchange Shares

You should redeem or exchange Shares:

  through an investment professional if you purchased Shares through an investment professional; or
  directly from the Fund if you purchased Shares directly from the Fund.

THROUGH AN INVESTMENT PROFESSIONAL

Submit your redemption or exchange request to your investment professional by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your investment professional.

DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive a redemption amount based on that day's NAV.

By Mail

You may redeem or exchange Shares by mailing a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

Federated Shareholder Services Company
1099 Hingham Street
Rockland, MA 02370-3317

All requests must include:

  Fund Name and Share Class, account number and account registration;
  amount to be redeemed or exchanged;
  signatures of all shareholders exactly as registered; and
  if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your investment professional or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days;
  a redemption is payable to someone other than the shareholder(s) of record; or
  if exchanging (transferring) into another fund with a different shareholder registration.

A signature guarantee is designed to protect your account from fraud. Obtain a signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

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Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

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  to allow your purchase to clear;
  during periods of market volatility; or
  when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund.

REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

EXCHANGE PRIVILEGE

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You may exchange Shares of the Fund into shares of the same class of another Federated fund. To do this, you must:

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  ensure that the account registrations are identical;
  meet any minimum initial investment requirements; and
  receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

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The Fund may modify or terminate the exchange privilege at any time. The Fund's management or Adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other Federated funds.

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SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

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You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your investment professional or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

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Generally, it is not advisable to continue to purchase Class A Shares, Class C Shares or Class F Shares subject to a sales charge while redeeming Shares using this program.

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Systematic Withdrawal Program (SWP) on Class B Shares

You will not be charged a CDSC on SWP redemptions if:

  you redeem 12% or less of your account value in a single year;
  you reinvest all dividends and capital gains distributions; and
  your account has at least a $10,000 balance when you establish the SWP. (You cannot aggregate multiple Class B Share accounts to meet this minimum balance.)

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You will be subject to a CDSC on redemption amounts that exceed the 12% annual limit. In measuring the redemption percentage, your account is valued when you establish the SWP and then annually at calendar year-end. You can redeem monthly, quarterly, or semi-annually.

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For SWP accounts established prior to April 1, 1999, your account must be at least one year old in order to be eligible for the waiver of the CDSC.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

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The Fund no longer issues share certificates. If you are redeeming or exchanging Shares represented by certificates previously issued by the Fund, you must return the certificates with your written redemption or exchange request. For your protection, send your certificates by registered or certified mail, but do not endorse them.

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Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends monthly to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

If you purchase Shares just before a Fund declares a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

Who Manages the Fund?

The Board of Directors governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund's assets, including buying and selling portfolio securities. The Adviser's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

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The Adviser and other subsidiaries of Federated advise approximately 138 mutual funds and a variety of separate accounts, which totaled approximately $195 billion in assets as of December 31, 2002. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,700 employees. More than 5,000 investment professionals make Federated funds available to their customers.

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THE FUND'S PORTFOLIO MANAGERS ARE:

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John L. Nichol

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John L. Nichol has been the Fund's Portfolio Manager since October 2002. Mr. Nichol joined Federated in September 2000 as an Assistant Vice President/ Senior Investment Analyst. He has been a Portfolio Manager since December 2000 and was named a Vice President of the Fund's Adviser in July 2001. Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio from 1992 through August 2000. Mr. Nichol is a Chartered Financial Analyst. He received has M.B.A. with an emphasis in Finance and Management and Information Science from the Ohio State University.

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Steven J. Lehman

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Steven J. Lehman has been the Fund's Portfolio Manager since April 2003. Mr. Lehman joined the Fund's Adviser in May 1997 as a Portfolio Manager and Vice President. He has been a Senior Portfolio Manager since 1998. From 1986 to May 1997, Mr. Lehman served as a Portfolio Manager, then Vice President/ Senior Portfolio Manager, at First Chicago NBD. Mr. Lehman is a Chartered Financial Analyst; he received his M.A. from the University of Chicago.

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Kevin R. McCloskey

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Kevin R. McCloskey was named a Portfolio Manager of the Fund in April 2003. Mr. McCloskey joined Federated in 1999 as a Portfolio Manager and is a Vice President of the Fund's Adviser. From September 1994 to July 1999, he served as a Portfolio Manager, and from January 1994 to September 1994, he served as an Investment/Quantitative Analyst at Killian Asset Management Corporation. Mr. McCloskey is a Chartered Financial Analyst. He received his M.B.A. from the University of Dayton.

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Linda A. Duessel

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Linda A. Duessel has been the Fund's Portfolio Manager since February 1997. She is Vice President of the Fund. Ms. Duessel joined Federated in 1991 and has been a Portfolio Manager since 1995. She became a Senior Vice President of the Fund's Adviser in January 2000 and served as a Vice President of the Fund's Adviser from 1995 through 1999. Ms. Duessel was a Senior Investment Analyst and an Assistant Vice President of the Fund's Adviser from 1991 until 1995. Ms. Duessel is a Chartered Financial Analyst and received her M.S. in Industrial Administration from Carnegie Mellon University.

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ADVISORY FEES

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The Adviser receives an annual investment advisory fee of 0.60% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

Financial Information

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FINANCIAL HIGHLIGHTS

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The Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

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This information has been audited by Ernst & Young LLP, whose report, along with the Fund's audited financial statements, is included in the Annual Report.

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$16.66	$16.96	$23.69	$19.49	$19.14
Income From Investment Operations:
Net investment income	0.27	0.25	0.34	0.27	0.31
Net realized and unrealized gain (loss) on investments, futures contracts and options	(4.48)	(0.26)	(6.26)	4.20	1.54

TOTAL FROM INVESTMENT OPERATIONS	(4.21)	(0.01)	(5.92)	4.47	1.85

Less Distributions:
Distributions from net investment income	(0.24)	(0.29)	(0.34)	(0.27)	(0.30)
Distributions from net realized gain on investments, futures contracts and options	--	--	(0.47)	(0.00)[1]	(1.20)

TOTAL DISTRIBUTIONS	(0.24)	(0.29)	(0.81)	(0.27)	(1.50)

Net Asset Value, End of Period	$12.21	$16.66	$16.96	$23.69	$19.49

Total Return[2]	(25.36)%	(0.07)%	(25.58)%	23.14%	10.18%

Ratios to Average Net Assets:

Expenses	1.17%[3]	1.10%	1.07%	1.10%	1.11%

Net investment income	1.93%	1.49%	1.65%	1.28%	1.66%

Expense waiver/reimbursement[4]	0.00%[5]	0.00%[5]	0.00%[5]	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$549,359	$923,647	$1,077,582	$1,187,734	$932,544

Portfolio turnover	123%	86%	85%	58%	69%

1 Distributions from net realized gain on investments are less than $0.01 per share.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 1.15% after taking into account these expense reductions.

4 This expense decrease is reflected in both the expense and the net investment income ratios shown above.

5 Less than 0.01%.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated March 31, 2003, which can be obtained free of charge.

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$16.65	$16.96	$23.68	$19.49	$19.15
Income From Investment Operations:
Net investment income	0.17	0.12	0.18	0.12	0.17
Net realized and unrealized gain (loss) on investments, futures contracts and options	(4.47)	(0.27)	(6.25)	4.19	1.54

TOTAL FROM INVESTMENT OPERATIONS	(4.30)	(0.15)	(6.07)	4.31	1.71

Less Distributions:
Distributions from net investment income	(0.14)	(0.16)	(0.18)	(0.12)	(0.17)
Distributions from net realized gain on investments, futures contracts and options	--	--	(0.47)	(0.00)[1]	(1.20)

TOTAL DISTRIBUTIONS	(0.14)	(0.16)	(0.65)	(0.12)	(1.37)

Net Asset Value, End of Period	$12.21	$16.65	$16.96	$23.68	$19.49

Total Return[2]	(25.89)%	(0.88)%	(26.11)%	22.18%	9.32%

Ratios to Average Net Assets:

Expenses	1.92%[3]	1.85%	1.82%	1.85%	1.86%

Net investment income	1.16%	0.74%	0.89%	0.53%	0.91%

Expense waiver/reimbursement[4]	0.00%[5]	0.00%[5]	0.00%[5]	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$551,204	$1,021,453	1,225,097	$1,537,957	$1,262,258

Portfolio turnover	123%	86%	85%	58%	69%

1 Distributions from net realized gain on investments are less than $0.01 per share.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 1.90% after taking into account these expense reductions.

4 This expense decrease is reflected in both the expense and the net investment income ratios shown above.

5 Less than 0.01%.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated March 31, 2003, which can be obtained free of charge.

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$16.66	$16.96	$23.69	$19.50	$19.15
Income From Investment Operations:
Net investment income	0.17	0.12	0.18	0.12	0.17
Net realized and unrealized gain (loss) on investments, futures contracts and options	(4.48)	(0.26)	(6.26)	4.19	1.54

TOTAL FROM INVESTMENT OPERATIONS	(4.31)	(0.14)	(6.08)	4.31	1.71

Less Distributions:
Distributions from net investment income	(0.14)	(0.16)	(0.18)	(0.12)	(0.16)
Distributions from net realized gain on investments, futures contracts and options	--	--	(0.47)	(0.00)[1]	(1.20)

TOTAL DISTRIBUTIONS	(0.14)	(0.16)	(0.65)	(0.12)	(1.36)

Net Asset Value, End of Period	$12.21	$16.66	$16.96	$23.69	$19.50

Total Return[2]	(25.94)%	(0.83)%	(26.14)%	22.17%	9.37%

Ratios to Average Net Assets:

Expenses	1.92%[3]	1.85%	1.82%	1.85%	1.86%

Net investment income	1.16%	0.74%	0.90%	0.53%	0.91%

Expense waiver/reimbursement[4]	0.00%[5]	0.00%[5]	0.00%[5]	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$85,242	$160,217	$213,472	$249,004	$196,583

Portfolio turnover	123%	86%	85%	58%	69%

1 Distributions from net realized gain on investments are less than $0.01 per share.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 1.90% after taking into account these expense reductions.

4 This expense decrease is reflected in both the expense and the net investment income ratios shown above.

5 Less than 0.01%.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated March 31, 2003, which can be obtained free of charge.

Financial Highlights--Class F Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period:	$16.67	$16.97	$23.70	$19.50	$19.15
Income From Investment Operations:
Net investment income	0.24	0.21	0.29	0.22	0.27
Net realized and unrealized gain (loss) on investments, futures contracts and options	(4.48)	(0.27)	(6.27)	4.20	1.54

TOTAL FROM INVESTMENT OPERATIONS	(4.24)	(0.06)	(5.98)	4.42	1.81

Less Distributions:
Distributions from net investment income	(0.21)	(0.24)	(0.28)	(0.22)	(0.26)
Distributions from net realized gain on investments, futures contracts and options	--	--	(0.47)	(0.00)[1]	(1.20)

TOTAL DISTRIBUTIONS	(0.21)	(0.24)	(0.75)	(0.22)	(1.46)

Net Asset Value, End of Period	$12.22	$16.67	$16.97	$23.70	$19.50

Total Return[2]	(25.54)%	(0.32)%	(25.76)%	22.82%	9.90%

Ratios to Average Net Assets:

Expenses	1.42%[3]	1.35%	1.32%	1.35%	1.36%

Net investment income	1.66%	1.24%	1.39%	1.03%	1.41%

Expense waiver/reimbursement[4]	0.00%[5]	0.00%[5]	0.00%[5]	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$43,366	$81,067	$103,323	$147,313	$127,676

Portfolio turnover	123%	86%	85%	58%	69%

1 Distributions from net realized gain on investments are less than $0.01 per share.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 1.40% after taking into account these expense reductions.

4 This expense decrease is reflected in both the expense and the net investment income ratios shown above.

5 Less than 0.01%.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated March 31, 2003, which can be obtained free of charge.

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A Statement of Additional Information (SAI) dated May 31, 2003 is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your investment professional or the Fund at 1-800-341-7400.

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You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Federated Investors
World-Class Investment Manager

Federated Equity Income Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Investment Company Act File No. 811-4743

Federated is a registered mark of Federated Investors, Inc. 2003 ©Federated Investors, Inc.

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Cusip 313915100
Cusip 313915209
Cusip 313915308
Cusip 313915407

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

G00492-01 (5/03)

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FEDERATED EQUITY INCOME FUND, INC. Statement of additional Information May 31, 2003 class A Shares Class B Shares Class C Shares Class F Shares  This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus for Federated Equity Income Fund, Inc. (Fund), dated May 31, 2003.  This SAI incorporates by reference the Fund's Annual Report. Obtain the prospectus or the Annual Report without charge by calling 1-800-341-7400. Contents How is the Fund Organized? Securities in Which the Fund Invests What do Shares Cost? How is the Fund Sold? Subaccounting Services Redemption in Kind Account and Share Information Tax Information Who Manages and Provides Services to the Fund? How Does the Fund Measure Performance? Who is Federated Investors, Inc.? Financial Information Investment Ratings Addresses 8062806B(5/03) 43 HOW IS THE FUND ORGANIZED? The Fund is a diversified open-end, management investment company that was established under the laws of the State of Maryland on July 29, 1986. The Fund's investment adviser is Federated Investment Management Company (Adviser). The Adviser, formerly known as Federated Advisers, changed its name effective March 31, 1999. The Board of Directors (the Board) has established four classes of shares of the Fund, known as Class A Shares, Class B Shares, Class C Shares and Class F Shares (Shares). This SAI relates to all classes of Shares. SECURITIES IN WHICH THE FUND INVESTS In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective. SECURITIES DESCRIPTIONS AND TECHNIQUES Equity Securities Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the Fund invests: Common Stocks Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.  Preferred Stocks Holders of preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments to common stockholders. Some preferred stocks also participate in dividends and distributions paid on common stock. The issuer may in certain circumstances redeem the preferred stock. The Fund may also treat such redeemable preferred stock as a fixed income security.  Interests in Other Limited Liability Companies Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock. Real Estate Investment Trusts (REITs) REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market. Warrants Warrants give the Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders. Fixed Income Securities Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities. A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields. The following describes the types of fixed income securities in which the Fund may invest: Treasury Securities Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks. Agency Securities Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a GSE). The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities. The Fund treats mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the market and prepayment risks of these mortgage backed securities. Corporate Debt Securities Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers. In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher-ranking (senior) debt securities have a higher priority than lower-ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements. Commercial Paper Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer. Demand Instruments Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year. Bank Instruments Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks. Zero Coupon Securities Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a "coupon payment"). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security. There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as "coupon stripping." In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.  Convertible Securities Convertible securities are convertible preferred stock or convertible bonds that the Fund has the option to exchange for equity securities of the issuer at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its securities. Convertible preferred stock and convertible bonds pay or accrue interest or dividends at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a convertible bond must repay the principal amount of the bond, normally within a specified time. Convertible preferred stock and convertible bonds of a company generally provide more income, but may pay a lower total return than that company's equity securities.  Foreign Securities Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if: |X| it is organized under the laws of, or has a principal office located in, another country; |X| the principal trading market for its securities is in another country; or |X| it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country. Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks. Depositary Receipts Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are traded outside the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts, Global Depositary Receipts and International Depositary Receipts, are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.  Hedging Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. The Fund's ability to hedge may be limited by the costs of the derivatives contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that: (1) hedge only a portion of its portfolio; (2) use derivatives contracts that cover a narrow range of circumstances; or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.  Derivative Contracts Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a "counterparty." Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts. For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract. The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts. Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to interest rate and currency risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract. The Fund may trade in the following types of derivative contracts: Futures Contracts Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund may buy the following types of futures contracts: stock index futures contracts and foreign currency forward contracts.  Options Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. The Fund may: |X| Buy put options on portfolio securities and financial futures contracts in anticipation of a decrease in the value of the underlying asset. |X| Write call options on portfolio securities and financial futures contracts to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. |X| Write put options on portfolio securities and financial futures contracts to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset when its current market price is lower than the exercise price. |X| Buy or write options to close out existing options positions. When the Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts. The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. Swaps Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors, and collars.  Special Transactions Repurchase Agreements Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser. The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price. Repurchase agreements are subject to credit risks. Reverse Repurchase Agreements Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase. Delayed Delivery Transactions Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. Securities Lending The Fund may lend portfolio securities to borrowers that the Fund's custodian deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities. The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral. Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker. Securities lending activities are subject to interest rate risks and credit risks. Those transactions may create leverage risks. Asset Coverage In order to secure its obligations in connection with derivatives contracts or special transactions, the Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions. Inter-Fund Borrowing and Lending Arrangements The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. (Federated funds) to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending funds, and an inter-fund loan is only made if it benefits each participating fund. Federated Investors, Inc. (Federated) administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program. Any inter- fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating funds. For example, inter-fund lending is permitted only: (a) to meet shareholder redemption requests; and (b) to meet commitments arising from "failed" trades. All inter-fund loans must be repaid in seven days or less. The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending fund than market-competitive rates on overnight repurchase agreements (the Repo Rate) and more attractive to the borrowing fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (the Bank Loan Rate), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate. Investing in Securities of Other Investment Companies The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash. Investment Ratings for Investment Grade Securities The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard and Poor's (S&P), a rating service, assigns ratings to investment grade securities (AAA, AA, A and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment. INVESTMENT RISKS There are many factors which may affect an investment in the Fund. The Fund's principal risks are described in its prospectus. Additional risk factors are outlined below. Equity Securities Investment Risks Stock Market Risks |X| The value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline. |X| The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market. Investment Style Risk |X| Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may outperform other funds that employ a different style. Value stocks are those, which are out of favor or undervalued in comparison to their peers due to adverse business developments or other factors. Value oriented funds will typically underperform when growth investing is in favor. Sector Risks |X| Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector. Liquidity Risks |X| Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility. |X| Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. |X| OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. Risks Related to Company Size |X| Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share. |X| Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations. Risks of Foreign Investing |X| Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors. |X| Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States. |X| Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments. Currency Risks |X| Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States. |X| The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies. Euro Risks |X| The Fund may make significant investments in securities denominated in the Euro, the new single currency of the European Monetary Union (EMU). Therefore, the exchange rate between the Euro and the U.S. dollar will have a significant impact on the value of the Fund's investments. |X| With the advent of the Euro, the participating countries in the EMU can no longer follow independent monetary policies. This may limit these countries' ability to respond to economic downturns or political upheavals, and consequently reduce the value of their foreign government securities. Credit Risks |X| Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy. Fixed Income Securities Investment Risks Interest Rate Risks |X| Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged. |X| Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates. Credit Risks |X| Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money. |X| Many fixed income securities receive credit ratings from services such as S&P and Moody's Investor Services (Moody's). These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment. |X| Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline. |X| Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy. Call Risks |X| Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price. |X| If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics. Liquidity Risks |X| Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. |X| Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. |X| OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. Risks Associated with Noninvestment Grade Securities |X| Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited. Leverage Risks |X| Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Fundamental INVESTMENT Objective The Fund's fundamental investment objective is to provide above average income and capital appreciation. The investment objective may not be changed by the Fund's Directors without shareholder approval. INVESTMENT LIMITATIONS Diversification With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer. Borrowing Money and Issuing Senior Securities The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 (1940 Act). Investing in Real Estate The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner. Investing in Commodities The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. Underwriting The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933. Lending The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests. Concentration The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. The above limitations cannot be changed unless authorized by the Board and by the "vote of a majority of its outstanding voting securities," as defined by the 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective. Pledging Assets The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities. Purchases on Margin The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions, and other financial contracts or derivative instruments. Illiquid Securities The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction. For purposes of the concentration limitation: (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will be considered a separate industry; (b) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (c) asset-backed securities will be classified according to the underlying assets securing such securities. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute "concentration." For purposes of the commodities policy, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities. For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be cash items.  DETERMINING MARKET VALUE OF SECURITIES Market values of the Fund's portfolio securities are determined as follows: for equity securities, according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available; o in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices; o futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value; o for fixed income securities, according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost; and o for all other securities at fair value as determined in good faith by the Board. Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.  Trading in Foreign Securities Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Fund's Board, although the actual calculation may be done by others. WHAT DO SHARES COST? The Fund's net asset value (NAV) per Share fluctuates and is based on the market value of all securities and other assets of the Fund. The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.  REDUCING OR eliminating THE FRONT-END SALES CHARGE You can reduce or eliminate the applicable front-end sales charge, as follows: Quantity Discounts (Class A Shares and Class F Shares Only) Larger purchases of the same Share class reduce or eliminate the sales charge you pay. You can combine purchases of Shares made on the same day by you, your spouse and your children under age 21. In addition, purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account can be combined. Accumulated Purchases (Class A Shares and Class F Shares Only) If you make an additional purchase of Shares, you can count previous Share purchases still invested in the Fund in calculating the applicable sales charge on the additional purchase. Concurrent Purchases (Class A Shares and Class F Shares Only) You can combine concurrent purchases of the same share class of two or more Federated funds in calculating the applicable sales charge. Letter of Intent (Class A Shares and Class F Shares Only) You can sign a Letter of Intent committing to purchase a certain amount of the same class of Shares within a 13-month period to combine such purchases in calculating the sales charge. The Fund's custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.  Reinvestment Privilege You may reinvest, within 120 days, your Share redemption proceeds at the next determined NAV without any sales charge. Purchases by Affiliates of the Fund The following individuals and their immediate family members may buy Shares at NAV without any sales charge because there are nominal sales efforts associated with their purchases: o the Directors, employees and sales representatives of the Fund, the Adviser, the Distributor and their affiliates; o any associated person of an investment dealer who has a sales agreement with the Distributor; and o trusts, pension or profit-sharing plans for these individuals. Purchases through Omnibus Accounts (Class C Shares only) Class C Shares may be purchased without an initial sales charge by any investor who buys Class C Shares through an omnibus account with a financial intermediary, such as a broker or a bank, that does not accept or charge the initial sales charge.  Federated Life Members Shareholders of the Fund known as "Federated Life Members" are exempt from paying any front-end sales charge. These shareholders joined the Fund originally: through the "Liberty Account," an account for Liberty Family of Funds shareholders on February 28, 1987 (the Liberty Account and Liberty Family of Funds are no longer marketed); or as Liberty Account shareholders by investing through an affinity group prior to August 1, 1987. Of the above methods for reducing or eliminating the front-end sales charge only those described under "Reinvestment Privilege" and "Purchases by Affiliates of the Fund" are applicable to Class C Shares. REDUCING OR ELIMINATING THE CONTINGENT DEFERRED SALES CHARGE These reductions or eliminations are offered because: no sales commissions have been advanced to the investment professional selling Shares; the shareholder has already paid a Contingent Deferred Sales Charge (CDSC); or nominal sales efforts are associated with the original purchase of Shares. Upon notification to the Distributor or the Fund's transfer agent, no CDSC will be imposed on redemptions: o following the death or post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, of the last surviving shareholder; representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2; of Shares that represent a reinvestment within 120 days of a previous redemption; of Shares held by the Directors, employees, and sales representatives of the Fund, the Adviser, the Distributor and their affiliates; employees of any investment professional that sells Shares according to a sales agreement with the Distributor; and the immediate family members of the above persons; of Shares originally purchased through a bank trust department, a registered investment adviser or retirement plans where the third party administrator has entered into certain arrangements with the Distributor or its affiliates, or any other investment professional, to the extent that no payments were advanced for purchases made through these entities; o which are involuntary redemptions processed by the Fund because the accounts do not meet the minimum balance requirements; and Class B Shares Only o which are qualifying redemptions of Class B Shares under a Systematic Withdrawal Program; and Class F Shares Only o representing a total or partial distribution from a qualified plan. A total or partial distribution does not include an account transfer, rollover or other redemption made for purposes of reinvestment. A qualified plan does not include an Individual Retirement Account, Keogh Plan, or a custodial account, following retirement. o  To keep the sales charge as low as possible, the Fund redeems your Shares in this order: o Shares that are not subject to a CDSC; and o Shares held the longest (to determine the number of years your Shares have been held, include the time you held shares of other Federated funds that have been exchanged for Shares of this Fund). The CDSC is then calculated using the share price at the time of purchase or redemption, whichever is lower.  HOW IS THE FUND SOLD? Under the Distributor's Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis. FRONT-END SALES CHARGE REALLOWANCES The Distributor receives a front-end sales charge on certain Share sales. The Distributor generally pays up to 90% (and as much as 100%) of this charge to investment professionals for sales and/or administrative services. Any payments to investment professionals in excess of 90% of the front-end sales charge are considered supplemental payments. The Distributor retains any portion not paid to an investment professional. RULE 12B-1 PLAN As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor (who may then pay investment professionals such as banks, broker/dealers, trust departments of banks, and registered investment advisers) for marketing activities (such as advertising, printing and distributing prospectuses, and providing incentives to investment professionals) to promote sales of Shares so that overall Fund assets are maintained or increased. This helps the Fund achieve economies of scale, reduce per Share expenses, and provide cash for orderly portfolio management and Share redemptions. In addition, the Fund's service providers that receive asset-based fees also benefit from stable or increasing Fund assets. The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee. For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses. Federated and its subsidiaries may benefit from arrangements where the Rule 12b-1 Plan fees related to Class B Shares may be paid to third parties who have advanced commissions to investment professionals. SHAREHOLDER SERVICES The Fund may pay Federated Shareholder Services Company, a subsidiary of Federated, for providing shareholder services and maintaining shareholder accounts. Federated Shareholder Services Company may select others to perform these services for their customers and may pay them fees. SUPPLEMENTAL PAYMENTS Investment professionals (such as broker/dealers or banks) may be paid fees, in significant amounts, out of the assets of the Distributor and/or Federated Shareholder Services Company. (These fees do not come out of Fund assets.) The Distributor and/or Federated Shareholder Services Company may be reimbursed by the Adviser or its affiliates. Investment professionals receive such fees for providing distribution-related and/or shareholder services, such as advertising, providing incentives to their sales personnel, sponsoring other activities intended to promote sales, and maintaining shareholder accounts. These payments may be based upon such factors as the number or value of Shares the investment professional sells or may sell; the value of client assets invested; and/or the type and nature of sales or marketing support furnished by the investment professional. When an investment professional's customer purchases Shares, the investment professional may receive: o an amount up to 5.50% and 1.00%, respectively, of the NAV of Class B and C Shares. an amount on the NAV of Class F Shares purchased as follows: up to 1% on purchases below $2 million; 0.50% on purchases from $2 million but below $5 million; and 0.25% on purchases of $5 million or more. In addition, the Distributor may pay investment professionals 0.25% of the purchase price of $1 million or more of Class A and Class F Shares that its customer has not redeemed over the first year. Class A Shares Investment professionals purchasing Class A Shares for their customers are eligible to receive an advance payment from the Distributor based on the following breakpoints: Advance Payments as a Percentage of Public Offering Amount Price First $1 - $5 0.75% million Next $5 - $20 0.50% million Over $20 million 0.25% For accounts with assets over $1 million, the dealers advance payments reset annually to the first breakpoint on the anniversary of the first purchase. -------------------------------------------------------------------------------------------- Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance payments will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer advance payments. Certain retirement accounts may not be eligible for this program. A CDSC of 0.75% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase. The CDSC does not apply under certain investment programs where the investment professional does not receive an advance payment on the transaction including, but not limited to, trust accounts and wrap programs where the investor pays an account level fee for investment management. Class F Shares Investment professionals purchasing Class F Shares for their customers are eligible to receive an advance payment from the distributor of 0.25% of the purchase price. EXCHANGING SECURITIES FOR SHARES You may contact the Distributor to request a purchase of Shares in exchange for securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. This exchange is treated as a sale of your securities for federal tax purposes. SUBACCOUNTING SERVICES Certain investment professionals may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Investment professionals holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the investment professional about the services provided, the fees charged for those services, and any restrictions and limitations imposed. REDEMPTION IN KIND Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities. Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period. Any Share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs. ACCOUNT AND SHARE INFORMATION VOTING RIGHTS Each Share of the Fund gives the shareholder one vote in Director elections and other matters submitted to shareholders for vote. All Shares of the Fund have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote. Directors may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Fund's outstanding Shares. As of May 1, 2003, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class A Shares: Edward Jones & Co., Maryland Hts., MO, owned approximately 24,709,109 Shares (55.45%). As of May 1, 2003, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class B Shares: Edward Jones & Co., Maryland Hts., MO, owned approximately 5,461,200 Shares (12.30)%; and MLPF&S, Jacksonville, FL, owned approximately 2,316,548 Shares (5.22%). As of May 1, 2003, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class C Shares: MLPF&S, Jacksonville, FL, owned approximately 1,459,750 Shares (21.19%); and Edward Jones & Co., Maryland Hts., MO, owned approximately 1,236,581 Shares (17.95)%. As of May 1, 2003, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class F Shares: MLPF&S, Jacksonville, FL, owned approximately 523,639 Shares (14.98%); and Edward Jones & Co., Maryland Hts., MO, owned approximately 319,760 Shares (9.15)%. Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.  TAX INFORMATION FEDERAL INCOME TAX The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax. The Fund is entitled to a loss carry-forward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.  FOREIGN INVESTMENTS If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable. Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts. If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to federal income taxes upon disposition of PFIC investments. If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund will qualify for certain Code provisions that allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns. WHO MANAGES AND PROVIDES SERVICES TO THE FUND? BOARD OF DIRECTORS The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 44 investment companies (comprising 138 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds-four portfolios; CCMI Funds-two portfolios; Regions Funds-nine portfolios; Riggs Funds-eight portfolios; and WesMark Funds-five portfolios. As of May 1, 2003, the Fund's Board and Officers as a group owned less than 1% of the Fund's outstanding Class A, B, C, and F Shares. INTERESTED Directors BACKGROUND AND COMPENSATION rincipal Occupation(s) for Past ggregate Total Name ive Years, Other Directorships Aompensation Compensation Birth Date eld and Previous Position(s) Crom Fund From Fund and Address Fpast Federated Fund Positions Held with P (iscal Complex Fund F fear) (past calendar Date Service Began H y year) Principal Occupations: Chairman $0 John F. Donahue* and Director or Trustee of the $0 Birth Date: July Federated Fund Complex; Chairman 28, 1924 and Director, Federated CHAIRMAN AND Investors, Inc. DIRECTOR --------------------------------- Began serving: June 1986 Previous Positions: Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling. Principal Occupations: Principal $0 J. Christopher Executive Officer and President $0 Donahue* of the Federated Fund Complex; Birth Date: April Director or Trustee of some of 11, 1949 the Funds in the Federated Fund PRESIDENT AND Complex; President, Chief DIRECTOR Executive Officer and Director, Began serving: June Federated Investors, Inc.; 1986 Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company. Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd. Principal Occupations: Director $2,110.79 Lawrence D. Ellis, or Trustee of the Federated Fund $148,500 M.D.* Complex; Professor of Medicine, Birth Date: October University of Pittsburgh; 11, 1932 Medical Director, University of 3471 Fifth Avenue Pittsburgh Medical Center Suite 1111 Downtown; Hematologist, Pittsburgh, PA Oncologist and Internist, DIRECTOR University of Pittsburgh Medical Began serving: Center. August 1987 Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America. Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center. * Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp. -------------------------------------------------------------------------------------------- INDEPENDENT directors BACKGROUND AND COMPENSATION rincipal Occupation(s) for Past ggregate Total Name ive Years, Other Directorships Aompensation Compensation Birth Date eld and Previous Position(s) Crom Fund From Fund and Address Fpast Federated Fund Positions Held with P (iscal Complex Fund F fear) (past calendar Date Service Began H y year) Principal Occupation: Director $2,321.88 $163,350 Thomas G. Bigley or Trustee of the Federated Fund Birth Date: Complex. February 3, 1934 15 Old Timber Trail Other Directorships Held: Pittsburgh, PA Director, Member of Executive DIRECTOR Committee, Children's Hospital Began serving: of Pittsburgh; Director, October 1995 University of Pittsburgh. Previous Position: Senior Partner, Ernst & Young LLP. Principal Occupations: Director $2,321.88 $163,350 John T. Conroy, Jr. or Trustee of the Federated Fund Birth Date: June Complex; Chairman of the Board, 23, 1937 Investment Properties Grubb & Corporation; Partner or Trustee Ellis/Investment in private real estate ventures Properties in Southwest Florida. Corporation 3838 Tamiami Trail Previous Positions: President, N. Investment Properties Naples, FL Corporation; Senior Vice DIRECTOR President, John R. Wood and Began serving: Associates, Inc., Realtors; August 1991 President, Naples Property Management, Inc. and Northgate Village Development Corporation. Principal Occupation: Director $2,321.88 $163,350 Nicholas P. or Trustee of the Federated Fund Constantakis Complex. Birth Date: September 3, 1939 Other Directorships Held: 175 Woodshire Drive Director, Michael Baker Pittsburgh, PA Corporation (engineering and DIRECTOR energy services worldwide). Began serving: February 1998 Previous Position: Partner, Anderson Worldwide SC. Principal Occupation: Director $2,110.79 $148,500 John F. Cunningham or Trustee of the Federated Fund Birth Date: March Complex. 5, 1943 353 El Brillo Way Other Directorships Held: Palm Beach, FL Chairman, President and Chief DIRECTOR Executive Officer, Cunningham & Began serving: Co., Inc. (strategic business January 1999 consulting); Trustee Associate, Boston College. Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc. Principal Occupation: Director $2,110.79 $148,500 Peter E. Madden or Trustee of the Federated Fund Birth Date: March Complex; Management Consultant. 16, 1942 One Royal Palm Way Other Directorships Held: Board 100 Royal Palm Way of Overseers, Babson College. Palm Beach, FL DIRECTOR Previous Positions: Began serving: Representative, Commonwealth of August 1991 Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange. Principal Occupations: Director $2,321.88 $163,350 Charles F. or Trustee of the Federated Fund Mansfield, Jr. Complex; Management Consultant; Birth Date: April Executive Vice President, DVC 10, 1945 Group, Inc. (marketing, 80 South Road communications and technology) Westhampton Beach, (prior to 9/1/00). NY DIRECTOR Previous Positions: Chief Began serving: Executive Officer, PBTC January 1999 International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University. John E. Murray, Principal Occupations: Director $2,532.96 $178,200 Jr., J.D., S.J.D. or Trustee of the Federated Fund Birth Date: Complex; Chancellor and Law December 20, 1932 Professor, Duquesne University; Chancellor, Consulting Partner, Mollica & Duquesne University Murray. Pittsburgh, PA DIRECTOR Other Directorships Held: Began serving: Director, Michael Baker Corp. February 1995 (engineering, construction, operations and technical services). Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law. Principal Occupations: Director $2,110.79 $148,500 Marjorie P. Smuts or Trustee of the Federated Fund Birth Date: June Complex; Public 21, 1935 Relations/Marketing 4905 Bayard Street Consultant/Conference Pittsburgh, PA Coordinator. DIRECTOR Began serving: June Previous Positions: National 1986 Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord. Principal Occupations: Director $2,110.79 $148,500 John S. Walsh or Trustee of the Federated Fund Birth Date: Complex; President and Director, November 28, 1957 Heat Wagon, Inc. (manufacturer 2604 William Drive of construction temporary Valparaiso, IN heaters); President and DIRECTOR Director, Manufacturers Began serving: Products, Inc. (distributor of January 1999 portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc. Previous Position: Vice President, Walsh & Kelly, Inc. -------------------------------------------------------------------------------------------- OFFICERS** Name rincipal Occupation(s) and Previous Position(s) Birth Date Address Positions Held with Fund P Principal Occupations: Executive Vice President of some Edward C. Gonzales of the Funds in the Federated Fund Complex; Vice Birth Date: October 22, 1930 Chairman, Federated Investors, Inc.; Trustee, Federated EXECUTIVE VICE PRESIDENT Administrative Services. ----------------------------- Began serving: June 1995 Previous Positions: President and Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services; Vice President, Federated Investment Management Company, Federated Investment Counseling, Federated Global Investment Management Corp. and Passport Research, Ltd.; Director and Executive Vice President, Federated Securities Corp.; Director, Federated Services Company; Trustee, Federated Shareholder Services Company. John W. McGonigle Principal Occupations: Executive Vice President and Birth Date: October 26, 1938 Secretary of the Federated Fund Complex; Executive Vice EXECUTIVE VICE PRESIDENT AND President, Secretary and Director, Federated Investors, SECRETARY Inc. ----------------------------- Began serving: June 1986 Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp. Principal Occupations: Principal Financial Officer and Richard J. Thomas Treasurer of the Federated Fund Complex; Senior Vice Birth Date: June 17, 1954 President, Federated Administrative Services. TREASURER ----------------------------- Previous Positions: Vice President, Federated Began serving: November 1998 Administrative Services; held various management positions within Funds Financial Services Division of Federated Investors, Inc. Principal Occupations: Vice Chairman or Vice President Richard B. Fisher of some of the Funds in the Federated Fund Complex; Birth Date: May 17, 1923 Vice Chairman, Federated Investors, Inc.; Chairman, VICE CHAIRMAN Federated Securities Corp. ----------------------------- Began serving: August 2002 Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp. Stephen F. Auth Principal Occupations: Chief Investment Officer of this Birth Date: September 3, 1956 Fund and various other Funds in the Federated Fund CHIEF INVESTMENT OFFICER Complex; Executive Vice President, Federated Investment ----------------------------- Counseling, Federated Global Investment Management Began serving: November 2002 Corp., Federated Investment Management Company and Passport Research, Ltd. Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd; Senior Managing Director and Portfolio Manager, Prudential Investments. Linda A. Duessel Linda A. Duessel has been the Fund's Portfolio Manager Birth Date: September 30, since February 1997. She is Vice President of the 1957 Fund. Ms. Duessel joined Federated in 1991 and has VICE PRESIDENT been a Portfolio Manager since 1995. She became a ----------------------------- Senior Vice President of the Fund's Adviser in January Began serving: November 1998 2000 and served as a Vice President of the Fund's Adviser from 1995 through 1999. Ms. Duessel was a Senior Investment Analyst and an Assistant Vice President of the Fund's Adviser from 1991 until 1995. Ms. Duessel is a Chartered Financial Analyst and received her M.S. in Industrial Administration from Carnegie Mellon University. ** Officers do not receive any compensation from the Fund. -------------------------------------------------------------------------------------------- Thomas R. Donahue, Chief Financial Officer, Vice President, Treasurer and Assistant Secretary of Federated and an officer of its various advisory and underwriting subsidiaries, has served as a Term Member on the Board of Directors of Duquesne University, Pittsburgh, Pennsylvania, since May 12, 2000. Mr. John E. Murray, Jr., an Independent Director of the Fund, served as President of Duquesne from 1988 until his retirement from that position in 2001, and became Chancellor of Duquesne on August 15, 2001. It should be noted that Mr. Donahue abstains on any matter that comes before Duquesne's Board that affects Mr. Murray personally.  COMMITTEES of the board ommittee Functions Meetings Held During Last Board Committee Fiscal Committee Members C Year Executive John F. Donahue In between meetings of the full Board, One John E. Murray, the Executive Committee generally may Jr., J.D., S.J.D. exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Corporation in such manner as the Executive Committee shall deem to be in the best interests of the Corporation. However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Directors, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval. Audit Thomas G. Bigley The Audit Committee reviews and Four John T. Conroy, recommends to the full Board the Jr. independent auditors to be selected to Nicholas P. audit the Fund`s financial statements; Constantakis meets with the independent auditors Charles F. periodically to review the results of the Mansfield, Jr. audits and reports the results to the full Board; evaluates the independence of the auditors, reviews legal and regulatory matters that may have a material effect on the financial statements, related compliance policies and programs, and the related reports received from regulators; reviews the Fund's internal audit function; reviews compliance with the Fund's code of conduct/ethics; reviews valuation issues; monitors inter-fund lending transactions; reviews custody services and issues and investigates any matters brought to the Committee's attention that are within the scope of its duties.  -------------------------------------------------------------------------------------------- Board ownership of shares in the fund and in the federated family of Investment companies AS OF dECEMBER 31, 2002 ollar Aggregate Range of ollar Range of hares hares Owned in Owned Federated D in Fund Family of Interested D Investment Board Member Name S S Companies John F. Donahue None Over $100,000 J. Christopher None Over $100,000 Donahue Lawrence D. Ellis, None Over $100,000 M.D. Independent Board Member Name Thomas G. Bigley None Over $100,000 John T. Conroy, Jr. None Over $100,000 Nicholas P. None Over $100,000 Constantakis John F. Cunningham None Over $100,000 Peter E. Madden None Over $100,000 Charles F. None $50,001 - Mansfield, Jr. $100,000 John E. Murray, None Over $100,000 Jr., J.D., S.J.D. Marjorie P. Smuts $1-$10,000 Over $100,000 John S. Walsh $1-$10,000 Over $100,000 INVESTMENT ADVISER -------------------------------------------------------------------------------------------- The Adviser conducts investment research and makes investment decisions for the Fund. The Adviser is a wholly owned subsidiary of Federated. The Adviser shall not be liable to the Fund or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Fund. As required by the 1940 Act, the Fund's Board has reviewed the Fund's investment advisory contract. The Board's decision to approve the contract reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the contract, the Board considers many factors, among the most material of which are: the Fund's investment objectives and long term performance; the Adviser's management philosophy, personnel, and processes; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; comparable fees in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization in addition to investment advisory services; and the Fund's relationship to the Federated funds. In assessing the Adviser's performance of its obligations, the Board also considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. The Board also considers the compensation and benefits received by the Adviser. This includes fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an Adviser's compensation: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the Adviser's service and fee. The Fund's Board is aware of these factors and takes them into account in its review of the Fund's advisory contract. The Board considers and weighs these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and is assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requests and receives a significant amount of information about the Fund and the Federated organization. Federated provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the particular meeting at which the Board's formal review of the advisory contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board's evaluation of an advisory contract is informed by reports covering such matters as: the Adviser's investment philosophy, personnel, and processes; the Fund's short- and long-term performance (in absolute terms as well as in relationship to its particular investment program and certain competitor or "peer group" funds), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; compliance and audit reports concerning the Federated funds and the Federated companies that service them; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board also receives financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the Federated funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator and transfer agent). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. The Board bases its decision to approve an advisory contract on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to every Federated fund, nor does the Board consider any one of them to be determinative. Because the totality of circumstances includes considering the relationship of each Federated fund, the Board does not approach consideration of every Federated fund's advisory contract as if that were the only Federated fund offered by Federated. Other Related Services Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor. Code of Ethics Restrictions on Personal Trading As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Directors, and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions. BROKERAGE TRANSACTIONS When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by the Distributor and its affiliates. The Adviser may also direct certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board. Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. Except as noted below, when the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund. Investments for Federated Kaufmann Fund and other accounts managed by that fund's portfolio managers in initial public offerings ("IPO") are made independently from any other accounts, and much of their non-IPO trading may also be conducted independently from other accounts. Research Services Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. For the fiscal year ended, March 31, 2003, the Fund's Adviser directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions was $1,748,467,669 for which the Fund paid $2,726,505 in brokerage commissions.  ADMINISTRATOR Federated Services Company, a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at the following annual rate of the average aggregate daily net assets of all Federated funds as specified below: Average Aggregate Daily Maximum Net Assets of the Administrative Fee Federated funds 0.150 of 1% on the first $250 million 0.125 of 1% on the next $250 million 0.100 of 1% on the next $250 million on assets in excess of 0.075 of 1% $750 million The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of Shares. Federated Services Company may voluntarily waive a portion of its fee and may reimburse the Fund for expenses. -------------------------------------------------------------------------------------------- Federated Services Company also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments for a fee based on Fund assets plus out-of-pocket expenses. CUSTODIAN State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank. TRANSFER AGENT AND DIVIDEND DISBURSING AGENT Federated Services Company, through its registered transfer agent subsidiary, Federated Shareholder Services Company, maintains all necessary shareholder records. The Fund pays the transfer agent a fee based on the size, type and number of accounts and transactions made by shareholders. INDEPENDENT Auditors The independent auditor for the Fund, Ernst & Young LLP, conducts its audits in accordance with auditing standards generally accepted in the United States of America, which require it to plan and perform its audits to provide reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement. FEES PAID BY THE FUND FOR SERVICES For the Year Ended March 003 001 31 2 2002 2 Advisory Fee Earned $9,436,045 $14,454,347 $18,304,577 Advisory Fee Reduction 0 0 0 Advisory Fee Reimbursement 11,773 10,695 10,117 Brokerage Commissions 3,735,395 3,655,913 3,325,711 Administrative Fee 1,182,651 1,813,099 2,297,224 12b-1 Fee: Class A Shares 0 -- -- Class B Shares 5,411,236 -- -- Class C Shares 837,455 -- -- Class F Shares 143,634 -- -- Shareholder Services Fee: Class A Shares 1,705,155 -- -- Class B Shares 1,803,745 -- -- Class C Shares 279,152 -- -- Class F Shares 143,634 -- --  -------------------------------------------------------------------------------------------- Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of Shares. HOW DOES THE FUND MEASURE PERFORMANCE? The Fund may advertise Share performance by using the SEC's standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information. Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares' expenses; and various other factors. Share performance fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return. Average Annual Total Returns and Yield Total returns are given for the one-year, five-year and ten-year or Start of Performance periods ended March 31, 2003. Yield is given for the 30-day period ended March 31, 2003. 30-Day Years Period 1 Year 5 10 Years Class A Shares : Total Return Before Taxes N/A (29.47)% (6.57)% 5.18% After Taxes on /A 7.58)% Distributions N (29.16)% ( 3.55% After Taxes on /A 5.31)% Distributions and Sale of Shares N (18.07)% ( 3.63% Yield 2.73% N/A N/A N/A -------------------------------------------------------------------------------------------- 0-Day Years Start of eriod Performance 3 on P 1 Year 5 9/27/1994 Class B Shares : Total Return Before Taxes N/A (29.92)% (6.56)% 4.99% After Taxes on /A 7.32)% Distributions N (30.22)% ( 3.63% After Taxes on /A 5.21)% Distributions and Sale of Shares N (18.36)% ( 3.66% Yield 2.14% N/A N/A N/A -------------------------------------------------------------------------------------------- 0-Day Years Start of eriod Performance 3 on P 1 Year 5 5/3/1993 Class C Shares : Total Return Before Taxes N/A (27.41)% (6.42)% 5.04% After Taxes on /A 7.16)% Distributions N (27.71)% ( 3.71% After Taxes on /A 5.09)% Distributions and Sale of Shares N (16.82)% ( 3.68% Yield 2.14% N/A N/A N/A -------------------------------------------------------------------------------------------- 0-Day Years Start of eriod Performance 3 on P 1 Year 5 11/12/1993 Class F Shares : Total Return Before Taxes N/A (27.01)% (5.93)% 4.72% After Taxes on /A 6.86)% Distributions N (27.46)% ( 3.18% After Taxes on /A 4.80)% Distributions and Sale of Shares N (16.56)% ( 3.31% Yield 2.61% N/A N/A N/A  -------------------------------------------------------------------------------------------- TOTAL RETURN Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions. The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions. Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC. YIELD The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders. To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees. PERFORMANCE COMPARISONS Advertising and sales literature may include: o references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices; charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment; discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Fund; and o information about the mutual fund industry from sources such as the Investment Company Institute. The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills. The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics. You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include: Lipper, Inc. Ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the convertible securities and equity income funds categories in advertising and sales literature. Dow Jones Industrial Average (DJIA) Represents share prices of selected blue-chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average price of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA index is a leading economic indicator for the stock market as a whole. Standard & Poor's 500 Index An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Russell 1000 Value Index Measures the performance of the 1000 largest of the 3000 largest U.S.-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.  Morningstar, Inc. An independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk- adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks. Lehman Brothers High Yield Index Lehman Brothers High Yield Index covers the universe of fixed rate, publicly issued, noninvestment grade debt registered with the SEC. All bonds included in the High Yield Index must be dollar- denominated and nonconvertible and have at least one year remaining to maturity and an outstanding par value of at least $100 million. Generally securities must be rated Ba1 or lower by Moody's, including defaulted issues. If no Moody's rating is available, bonds must be rated BB+ or lower by S&P; and if no S&P rating is available, bonds must be rated below investment grade by Fitch Ratings. A small number of unrated bonds is included in the index; to be eligible they must have previously held a high-yield rating or have been associated with a high-yield issuer, and must trade accordingly. In addition, the Fund will, from time to time, use the following standard convertible securities indices against which it will compare its performance: Goldman Sachs Convertible 100; Kidder Peabody Convertible Bond Index; Value Line Convertible Bond Index; and Dow Jones Utility Index. WHO IS FEDERATED INVESTORS, INC.? Federated is dedicated to meeting investor needs by making structured, straightforward and consistent investment decisions. Federated investment products have a history of competitive performance and have gained the confidence of thousands of financial institutions and individual investors. Federated's disciplined investment selection process is rooted in sound methodologies backed by fundamental and technical research. At Federated, success in investment management does not depend solely on the skill of a single portfolio manager. It is a fusion of individual talents and state-of-the-art industry tools and resources. Federated's investment process involves teams of portfolio managers and analysts, and investment decisions are executed by traders who are dedicated to specific market sectors and who handle trillions of dollars in annual trading volume. Federated Funds overview Municipal Funds In the municipal sector, as of December 31, 2002, Federated managed 14 bond funds with approximately $3.2 billion in assets and 22 money market funds with approximately $20.6 billion in total assets. In 1976, Federated introduced one of the first municipal bond mutual funds in the industry and is now one of the largest institutional buyers of municipal securities. The Funds may quote statistics from organizations including The Tax Foundation and the National Taxpayers Union regarding the tax obligations of Americans. Equity Funds In the equity sector, Federated has more than 31 years' experience. As of December 31, 2002, Federated managed 37 equity funds totaling approximately $16.2 billion in assets across growth, value, equity income, international, index and sector (i.e. utility) styles. Federated's value-oriented management style combines quantitative and qualitative analysis and features a structured, computer-assisted composite modeling system that was developed in the 1970s. Corporate Bond Funds In the corporate bond sector, as of December 31, 2002, Federated managed 10 money market funds and 9 bond funds with assets approximating $59.4 billion and $6.0 billion, respectively. Federated's corporate bond decision making--based on intensive, diligent credit analysis--is backed by over 29 years of experience in the corporate bond sector. In 1972, Federated introduced one of the first high-yield bond funds in the industry. In 1983, Federated was one of the first fund managers to participate in the asset backed securities market, a market totaling more than $209 billion. Government Funds In the government sector, as of December 31, 2002, Federated managed 7 mortgage backed, 3 multi-sector government funds, 4 government/agency and 19 government money market mutual funds, with assets approximating $4.9 billion, $0.9 billion, $2.9 billion and $56.2 billion, respectively. Federated trades approximately $90.4 billion in U.S. government and mortgage backed securities daily and places approximately $35 billion in repurchase agreements each day. Federated introduced the first U.S. government fund to invest in U.S. government bond securities in 1969. Federated has been a major force in the short- and intermediate-term government markets since 1982 and currently manages approximately $50 billion in government funds within these maturity ranges. Money Market Funds In the money market sector, Federated gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 2001, Federated managed $136.2 billion in assets across 52 money market funds, including 19 government, 10 prime, 22 municipal and 1 euro-denominated with assets approximating $56.2 billion, $59.4 billion, $20.6 billion and $173.9 million, respectively. The Chief Investment Officers responsible for oversight of the various investment sectors within Federated are: Global Equity - Stephen F. Auth is responsible for overseeing the management of Federated's domestic and international equity products; Global Fixed Income - William D. Dawson III is responsible for overseeing the management of Federated's domestic and international fixed income and high yield products.  Mutual Fund Market Forty-nine percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $6.2 trillion to the approximately 8,300 funds available, according to the Investment Company Institute. Federated Clients Overview Federated distributes mutual funds through its subsidiaries for a variety of investment purposes. Specific markets include: Institutional Clients Federated meets the needs of approximately 3,035 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of purposes, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax exempt entities, foundations/endowments, insurance companies, and investment and financial advisers. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division, Federated Securities Corp. Bank Marketing Other institutional clients include more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales. Broker/Dealers and Bank Broker/Dealer Subsidiaries Federated funds are available to consumers through major brokerage firms nationwide--Federated has over 2,000 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Broker/Dealer Sales Division, Federated Securities Corp. FINANCIAL INFORMATION The Financial Statements for the Fund for the fiscal year ended March 31, 2003 are incorporated herein by reference to the Annual Report to Shareholders of Federated Equity Income Fund, Inc. dated March 31, 2003. INVESTMENT RATINGS Standard and Poor's Long-Term Debt Rating Definitions AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree. A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories. BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating. B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating. CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating. C--The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. Moody's Investors Service Long-Term Bond Rating Definitions AAA--Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. AA--Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities. A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. BAA--Bonds which are rated BAA are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. BA--Bonds which are BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. CAA--Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. CA--Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C--Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Fitch Ratings Long-Term Debt Rating Definitions AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue. CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment. CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time. C--Bonds are imminent default in payment of interest or principal. Moody's Investors Service Commercial Paper Ratings Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: o Leading market positions in well-established industries; o High rates of return on funds employed; o Conservative capitalization structure with moderate reliance on debt and ample asset protection; o Broad margins in earning coverage of fixed financial charges and high internal cash generation; and o Well-established access to a range of financial markets and assured sources of alternate liquidity. Prime-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Standard and Poor's Commercial Paper Ratings A-1--This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Fitch Ratings Commercial Paper Rating Definitions FITCH-1-- (Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. FITCH-2-- (Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.  Addresses federated Equity Income Fund, Inc. Class A Shares Class B Shares Class C Shares Class F Shares Federated Investors Funds 5800 Corporate Drive Pittsburgh, PA 15237-7000 Distributor Federated Securities Corp. Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222-3779 Investment Adviser Federated Investment Management Company Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222-3779 Custodian State Street Bank and Trust Company P.O. Box 8600 Boston, MA 02266-8600 Transfer Agent and Dividend Disbursing Agent Federated Shareholder Services Company P.O. Box 8600 Boston, MA 02266-8600 Independent Auditors Ernst & Young LLP 200 Clarendon Street Boston, MA 02116-5072 PART C. OTHER INFORMATION Item 23. Exhibits: (a) (i) Conformed copy of Articles of Restatement of the Registrant; (15) (ii) Conformed copy of Articles of Amendment of the Registrant; (15) (iii) Conformed copy of Amendment No. 13 under the Registrant's Articles of Amendment; (17) (b) Copy of By-Laws of the Registrant as Restated and Amended; (3) (i) Copy of Amendment No. 6 to By-Laws effective February 23, 1998; (15) (ii) Copy of Amendment No. 7 to By-Laws effective February 27, 1998; (15) (iii) Copy of Amendment No. 8 to By-Laws effective May 12, 1998; (15) (iv) Copy of Amendment No. 9 to By-Laws effective August 23, 2002; + (c) Copies of Specimen Certificates for Shares of Capital Stock for Class A Shares, Class B Shares, Class C Shares, and Class F Shares of the Registrant; (12) (d) (i) Conformed copy of Investment Advisory Contract of the Registrant; (5) (ii) Conformed copy of Amendment to Investment Advisory Contract of the Registrant; (18) (e) (i) Conformed copy of Distributor's Contract of the Registrant, through and including Exhibit C; (11) (ii) Conformed copy of Exhibit D to the Distributor's Contract of the Registrant; (12) (iii) Conformed copy of Amendment to Distributor's Contract of the Registrant; (18) (iv) The Registrant hereby incorporates the conformed copy of the specimen Mutual Funds Sales and Service Agreement; Mutual Funds Service Agreement; and Plan Trustee/Mutual Funds Service Agreement from Item 24(b)(6) of the Cash Trust Series II Registration Statement on Form N-1A, filed with the Commission on July 24, 1995. (File Nos. 33-38550 and 811-6269). (v) Conformed copy of Distributor's Contract (Class B Shares) including Exhibit 1 and Schedule A; (14) (vi) Conformed copy of Amendment to Distributor's Contract (Class B Shares) of the Registrant; (18) (f) Not applicable; (g) (i) Conformed copy of Custodian Contract of the Registrant; (10) (ii) Conformed Copy of Custody Fee Schedule; (14) (h) (i) Conformed copy of Amended and Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services, and Custody Services Procurement of the Registrant; (15) (ii) Conformed copy of Amendment to Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Custody Services Procurement of the Registrant; (18) (iii) The responses described in Item 23(e)(iii) are hereby incorporated by reference. (iv) The Registrant hereby incorporates the conformed copy of the Second Amended and Restated Services Agreement from Item (h)(v) of the Investment Series Funds, Inc. Registration Statement on Form N-1A, filed with the Commission on January 23, 2002. (File Nos. 33-48847 and 811-07021). (v) Conformed copy of Principal Shareholder Servicer's Agreement (Class B Shares) including Exhibit 1 and Schedule A; (14) (vi) Conformed copy of Shareholders Services Agreement (Class B Shares) including Exhibit 1 and Schedule A; (14) (vii) The Registrant hereby incorporates the conformed copy of the Shareholder Services Sub-Contract between Fidelity and Federated Shareholder Services from Item 24(b)(9)(iii) of the Federated GNMA Trust Registration Statement on Form N-1A, filed with the Commission on March 26, 1996. (File Nos. 2-75670 and 811-3375). (i) Conformed copy of Opinion and Consent of Counsel as to legality of shares being registered; (2) (j) Conformed Copy of Consent of Independent Auditors; (+) (k) Not applicable; (l) Copy of Initial Capital Understanding; (2) (m) (i) Copy of Rule 12b-1 Plan of the Registrant, through and including Exhibit B; (11) (ii) Conformed Copy of Exhibit C to the Rule 12b-1 Plan; (12) (iii) Conformed copy of Exhibit 1 and Schedule A to the 12b-1 Distribution Plan (Class B Shares) of the Registrant; (14) (iv) The responses described in Item 23(e)(iii) are hereby incorporated by reference. (n) The Registrant hereby incorporates the conformed copy of the Multiple Class Plan from Item (n) of the Federated GNMA Trust Registration Statement on Form N-1A, filed with the Commission on March 27, 2003. (File Nos. 2-45670 and 811-3375). (o) (i) Conformed copy of Power of Attorney of the Registrant; (17) (ii) Conformed copy of Power of Attorney of the President and Director and the Vice Chairman of the Registrant; + (iii) Conformed copy of Power of Attorney of Chief Investment Officer of the Registrant; + (iv) Conformed copy of Power of Attorney of Treasurer of the Registrant; (15) (v) Conformed copy of Power of Attorney of Director of the Registrant; (15) (p) The Registrant hereby incorporates the conformed copy of the Code of Ethics for Access Persons from Item 23(p) of the Federated High Yield Trust, Registration Statement on Form N-1A filed with the Commission on April 28, 2003. (File Nos. 2-91091 and 811-4018). + All exhibits have been filed electronically. 2. Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 2 on Form N-1A filed December 15, 1986 (File Nos. 33-6901 and 811-4743). 3. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 2 on Form N-1A filed May 18, 1988 (File Nos. 33-6901 and 811-4743). 5. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 6 on Form N-1A filed July 28, 1989 (File Nos. 33-6901 and 811-4743). 10. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 17 on Form N-1A filed May 24, 1995 (File Nos. 33-6901 and 811-4743). 11. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 21 on Form N-1A filed May 29, 1996 (File Nos. 33-6901 and 811-4743). 12. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 22 on Form N-1A filed May 30, 1997 (File Nos. 33-6901 and 811-4743). 14. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 25 on Form N-1A filed May 28, 1998 (File Nos. 33-6901 and 811-4743). 15. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 26 on Form N-1A filed March 29, 1999 (File Nos. 33-6901 and 811-4743). 17. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 30 on Form N-1A filed May 25, 2001 (File Nos. 33-6901 and 811-4743). 18. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 31 on Form N-1A filed May 28, 2002 (File Nos. 33-6901 and 811-4743). Item 24. Persons Controlled by or Under Common Control with the Fund: None Item 25. Indemnification: (5) Item 26. Business and Other Connections of Investment Adviser: For a description of the other business of the investment adviser, see the section entitled "Who Manages the Fund?" in Part A. The affiliations with the Registrant of four of the Trustees and one of the Officers of the investment adviser are included in Part B of this Registration Statement under "Who Manages and Provides Services to the Fund?" The remaining Trustees of the investment adviser and, in parentheses, their principal occupations are: Thomas R. Donahue, (Chief Financial Officer, Federated Investors, Inc.), 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779 and Mark D. Olson (a principal of the firm, Mark D. Olson & Company, L.L.C. and Partner, Wilson, Halbrook & Bayard, P.A.), 800 Delaware Avenue, P.O. Box 2305, Wilmington, DE 19899-2305. The remaining Officers of the investment adviser are: Vice Chairman: J. Thomas Madden President/ Chief Executive Officer and Trustee: Keith M. Schappert Executive Vice Presidents: Stephen F. Auth William D. Dawson, III Senior Vice Presidents: Joseph M. Balestrino David A. Briggs Jonathan C. Conley Christopher F. Corapi Deborah A. Cunningham Linda A. Duessel Mark E. Durbiano James E. Grefenstette Robert M. Kowit Jeffrey A. Kozemchak Susan M. Nason Mary Jo Ochson Robert J. Ostrowski Frank Semack Richard Tito Peter Vutz Vice Presidents: Todd A. Abraham J. Scott Albrecht Randall S. Bauer Nancy J.Belz G. Andrew Bonnewell David M. Bruns Robert E. Cauley Regina Chi Ross M. Cohen Fred B. Crutchfield Lee R. Cunningham, II Alexandre de Bethmann B. Anthony Delserone, Jr. Donald T. Ellenberger Eamonn G. Folan John T. Gentry David P. Gilmore Curtis R. Gross Marc Halperin John W. Harris Patricia L. Heagy Susan R. Hill Nikola A. Ivanov William R. Jamison Constantine J. Kartsonas Nathan H. Kehm John C. Kerber J. Andrew Kirschler Steven Lehman Marian R. Marinack Natalie F. Metz Thomas J. Mitchell Joseph M. Natoli John L. Nichol Mary Kay Pavuk Jeffrey A. Petro John P. Quartarolo Ihab L. Salib Roberto Sanchez-Dahl, Sr. Aash M. Shah John Sidawi Michael W. Sirianni, Jr. Christopher Smith Timothy G. Trebilcock Leonardo A. Vila Stephen J. Wagner Paige M. Wilhelm Richard M. Winkowski, Jr. Lori A. Wolff George B. Wright Assistant Vice Presidents: Lori Andrews Catherine A. Arendas Nicholas P. Besh Hanan Callas David W. Cook James R. Crea, Jr. Karol M. Crummie David Dao Richard J. Gallo Kathyrn P. Glass Igor Golalic James Grant Anthony Han Carol B. Kayworth Angela A. Kohler Robert P. Kozlowski Ted T. Lietz, Sr. Monica Lugani Tracey L. Lusk Ann Manley Theresa K. Miller Karl Mocharko Bob Nolte Rae Ann Rice Jennifer G. Setzenfand Diane R. Startari Kyle D. Stewart Mary Ellen Tesla Nichlas S. Tripodes Michael R. Tucker Mark Weiss Secretary: G. Andrew Bonnewell Treasurer: Thomas R. Donahue Assistant Secretaries: Jay S. Neuman Leslie K. Ross Assistant Treasurer: Denis McAuley, III The business address of each of the Officers of the investment adviser is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. These individuals are also officers of a majority of the investment advisers to the investment companies in the Federated Fund Complex described in Part B of this Registration Statement. Item 27. Principal Underwriters: (a)Federated Securities Corp. the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies, including the Registrant: Cash Trust Series II; Cash Trust Series, Inc.; Edward Jones Money Market Fund; Edward Jones Tax-Free Money Market Fund; Federated American Leaders Fund, Inc.; Federated Adjustable Rate Securities Fund; Federated Capital Income Fund, Inc.; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fixed Income Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated International Series, Inc.; Federated Investment Series Funds, Inc.; Federated Limited Duration Government Fund, Inc.; Federated Managed Allocation Portfolios; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Securities Income Trust; Federated Short-Term Municipal Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Total Return Government Bond Fund; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated World Investment Series, Inc.; Intermediate Municipal Trust; Money Market Obligations Trust; CCMI Funds; Regions Morgan Keegan Select Funds; RIGGS Funds; SouthTrust Funds; and Vision Group of Funds. (b) (1) (2) (3) Positions and Offices Positions and Offices With Distributor Name With Registrant _____________________ _________________ ______________________ Chairman: Richard B. Fisher Vice Chairman Director: Arthur L. Cherry President-Institutional Sales and Director: John B. Fisher Executive Vice Vice President, Assistant Secretary and Director: Thomas R. Donahue President-Broker/Dealer And Director: James F. Getz Senior Vice Presidents: Mark W. Bloss Richard W. Boyd Laura M. Deger Peter W. Eisenbrandt Theodore Fadool, Jr. Christopher T. Fives James S. Hamilton James M. Heaton Amy Michaliszyn Keith Nixon Solon A. Person, IV Ronald M. Petnuch Timothy C. Pillion Thomas E. Territ Robert F. Tousignant Vice Presidents: Irving Anderson John B. Bohnet Edward R. Bozek Jane E. Broeren-Lambesis Craig Burness David J. Callahan Mark Carroll Scott Charlton Steven R. Cohen Mary J. Combs R. Edmond Connell, Jr. Kevin J. Crenny Daniel T. Culbertson G. Michael Cullen Marc C. Danile Robert J. Deuberry Ron Dorman William C. Doyle Donald C. Edwards Lee England Timothy Franklin Renee Gebben Peter J. Germain Joseph D. Gibbons G. Tad Gullickson Scott Gundersen Dayna C. Haferkamp Raymond J. Hanley Vincent L. Harper, Jr. Bruce E. Hastings Teresa M. Johnson Christopher L. Johnston H. Joseph Kennedy Stephen Kittel Michael W. Koenig Ed Koontz Christopher A. Layton Michael H. Liss Michael R. Manning Martin J. McCaffrey Mary A. McCaffrey Maurice W. McKinney Mark J. Miehl Richard C. Mihm Vincent T. Morrow Alec H. Neilly Thomas A. Peter III Raleigh Peters Robert F. Phillips Richard A. Recker Christopher Renwick Brian S. Ronayne Thomas S. Schinabeck Edward J. Segura Peter Siconolfi Edward L. Smith David W. Spears John A. Staley Colin B. Starks Jeffrey A. Stewart Kevin Stutz Timothy A. Rosewicz Greg Spralding William C. Tustin Paul A. Uhlman G. Walter Whalen Stephen White Patrick M. Wiethorn Edward J. Wojnarowski Michael P. Wolff Assistant Vice Presidents: Lisa Arcuri Robert W. Bauman Charles L. Davis, Jr. Beth C. Dell Jennifer Fetteroff John T. Glickson William Rose Lynn Sherwood-Long Treasurer: Denis McAuley, III Secretary: Stephen A. Keen Assistant Secretaries: Peter J. Germain The business address of each of the Officers of Federated Securities Corp. is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. (c) Not applicable Item 28. Location of Accounts and Records: All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations: Registrant Reed Smith LLP Investment Management Group (IMG) Federated Investors Tower 12th Floor 1001 Liberty Avenue Pittsburgh, PA 15222-3779 (Notices should be sent to the Agent for Service at above address) Federated Investors Funds 5800 Corporate Drive Pittsburgh, PA 15237-7000 Federated Shareholder P.O. Box 8600 Services Company Boston, MA 02266-8600 ("Transfer Agent and Dividend Disbursing Agent") Federated Services Company Federated Investors Tower ("Administrator") 1001 Liberty Avenue Pittsburgh, PA 15222-3779 Federated Investment Federated Investors Tower Management Company 1001 Liberty Avenue ("Adviser") Pittsburgh, PA 15222-3779 State Street Bank and P.O. Box 8600 Trust Company Boston, MA 02266-8600 ("Custodian") Item 29. Management Services: Not applicable. Item 30. Undertakings: Registrant hereby undertakes to comply with the provisions of Section 16(c) of the 1940 Act with respect to the removal of Directors and the calling of special shareholder meetings by shareholders. SIGNATURES Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, FEDERATED EQUITY INCOME FUND, INC., certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 29th day of May 2003. FEDERATED EQUITY INCOME FUND, INC. BY: /s/ G. Andrew Bonnewell G. Andrew Bonnewell, Assistant Secretary May 29, 2003 Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated: NAME TITLE DATE By:/s/ G. Andrew Bonnewell Attorney In Fact May 29, 2003 G. Andrew Bonnewell For the Persons ASSISTANT SECRETARY Listed Below NAME TITLE John F. Donahue* Chairman and Director Richard B. Fisher* Vice Chairman J. Christopher Donahue* President and Director (Principal Executive Officer) Richard J. Thomas* Treasurer (Principal Financial Officer) Stephen F. Auth* Chief Investment Officer Thomas G. Bigley* Director John T. Conroy, Jr.* Director Nicholas P. Constantakis* Director John F. Cunningham* Director Lawrence D. Ellis, M.D.* Director Peter E. Madden* Director Charles F. Mansfield, Jr.* Director John E. Murray, Jr., J.D., S.J.D.* Director Marjorie P. Smuts* Director John S. Walsh* Director * By Power of Attorney